FORM OF
SECOND AMENDED AND RESTATED BY-LAWS

OF

SAN HOLDINGS, INC.

A Colorado Corporation

ARTICLE I

OFFICES

         Section 1. Business Office. The principal office and place of business of the corporation shall be at 7388 S. Revere Parkway, Suite 1003, Centennial, CO 80112. Other offices and places of business may be established from time to time by resolution of the Board of Directors or as the business of the corporation may require.

         Section 2. Registered Office. The registered office of the corporation, required by the Colorado Business Corporation Act to be maintained in the State of Colorado, may be, but need not be, identical with the principal office in the State of Colorado, and the address of the registered office may be changed from time to time by the Board of Directors.

ARTICLE II

MEETINGS OF SHAREHOLDERS

         Section 1. Place and Time of Meetings. The date, time and place of the annual meeting shall be determined by the Board of Directors of the corporation.

         Section 2. Special Meetings. Special meetings of shareholders may be called for any purpose and may be held at such time and place, within or outside of the State of Colorado, as shall be stated in a notice of meeting or in a duly executed waiver of notice thereof. Unless otherwise prescribed by statute, such meetings may be called by the Board of Directors, and shall be called by the highest ranking officer then in office (the “Ranking Officer”) at the written, dated and executed, demand of the holders of not less than ten percent of all the votes of the corporation entitled to be cast on any proposed issue to be considered at the meeting. Such written request shall state the purpose or purposes of the meeting and shall be delivered to the Ranking Officer. Notice of the special meeting must be given within 30 days after the date of the call or demand in accordance with Section 4 of this Article II. Business transacted at any special meeting of shareholders shall be limited to the purposes stated in the notice.

         Section 3. Place of Meetings. The Board of Directors may designate any place, either within or outside of the State of Colorado, as the place of meeting for any annual meeting or for any special meeting. If no designation is made, the place of meeting shall be the principal executive office of the corporation.

         Section 4. Notice. Whenever shareholders are required or permitted to take action at a meeting, written or printed notice stating the place, date, time, and, in the case of special meetings, the purpose or purposes, of such meeting, shall be given to each shareholder entitled to vote at such meeting not less than 10 nor more than 60 days before the date of the meeting, except that if the authorized shares of the corporation are to be increased, at least 30 days notice shall be given. Such notice shall be deemed to be given in person when delivered to the shareholder by telephone, telegraph, teletype, electronically transmitted facsimile or other form of wire or wireless communication or by mail or private carrier. If mailed, such notice shall be deemed to be given as to each shareholder when deposited in the United States mail, addressed to the shareholder at the shareholder’s address shown in the corporation’s current record of shareholders, with postage thereon prepaid, but, if three successive notices mailed to the last-known address of any shareholder of record are returned as undeliverable, no further notices to such shareholder shall be necessary until another address for such shareholder is made known to the corporation. By attending a meeting, a shareholder (a) waives objection to lack of notice or defective notice of such meeting unless the shareholder, at the beginning of the meeting, objects to the holding of the meeting or the transacting of business at the meeting because of lack of notice or defective notice, and (b) waives objection to consideration at such meeting of a particular matter not within the purpose or purposes described in the notice of such meeting unless the shareholder objects to considering the matter when it is presented.

         Section 5. Shareholders List. After the record date is fixed, the officer having charge of the stock ledger of the corporation shall make a complete list of the shareholders entitled to vote at such meeting. The list shall be arranged by voting groups and within each voting group by class or series of shares, shall be alphabetical within each class or series, and shall show the address of, and the number of shares of each class and series that are held by, each shareholder. For a period of the earlier of (i) at least 10 days prior to the annual meeting and (ii) two business days after notice of the meeting is given, such list shall be open to the examination of any shareholder or his or her agent or attorney, upon prior written request, for any purpose germane to the meeting, during ordinary business hours at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder who is present.

         Section 6. Quorum. The holders of a majority of the outstanding shares of capital stock entitled to vote on a matter, present in person or represented by proxy, shall constitute a quorum with respect to each matter, except as otherwise provided by statute or by the articles of incorporation. If a quorum is not present, the holders of a majority of the shares of capital stock present in person or represented by proxy at the meeting, and entitled to vote at the meeting, may adjourn the meeting to another time and/or place.

         Section 7. Conduct of Meetings. The Chairman, if any, and in his absence or discretion, any person chosen by the shareholders present shall call the meeting of the shareholders to order and shall act as chairman of the meeting, and the Secretary of the corporation shall act as secretary of all meetings of the shareholders, but, in the absence or upon the request of the Secretary, the presiding officer may appoint any other person to act as secretary of the meeting.

         Section 8. Adjourned Meetings. When a meeting is adjourned to another time and place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

         Section 9. Vote Required. When a quorum is present, action on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action, unless the vote of a greater proportion or number is otherwise required by the Colorado Business Corporation Act, the articles of incorporation or these bylaws. Notwithstanding the foregoing, the following actions shall be approved by each voting group entitled to vote separately on the subject matter by a majority of all of the votes entitled to be cast by such voting group: (a) adopting an amendment or amendments to the articles of incorporation which would create dissenters’ rights; (b) authorizing the sale, lease, exchange or other disposition of all or substantially all of the property and assets of the corporation, with or without its goodwill, not in the usual and regular course of business; (c) approving a plan of merger, consolidation or exchange that is required to be approved by the shareholders; (d) adopting a resolution submitted by the board of directors to dissolve the corporation; and (e) adopting a resolution submitted by the board of directors to revoke voluntary dissolution proceedings.

         Section 10. Voting Rights. Except as otherwise provided by the Colorado Business Corporation Act or by the articles of incorporation of the corporation or any amendments thereto and subject to Section 3 of Article VI hereof, every shareholder shall at every meeting of the shareholders be entitled to one vote in person or by proxy for each share of common stock held by such shareholder and no votes for any other class or series of capital stock held by such shareholder.

         Section 11. Proxies. Each shareholder entitled to vote at a meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him, her or it by proxy. No appointment of a proxy shall be valid after 11 months from the date of its execution, unless otherwise provided in the appointment form.

         Section 12. Action by Written Consent. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof. Such consent (which may be signed in counterparts) shall have the same force and effect as a unanimous vote of the shareholders and may be stated as such in any document. Unless the consent specifies a different effective date, action taken without a meeting pursuant to a consent in writing as provided herein shall be effective when the corporation receives writings describing and consenting to the actions signed by all shareholders entitled to vote on the subject matter. The record date for determining shareholders entitled to take action without a meeting or entitled to be given notice is the date a writing upon which the action is taken is first received by the corporation. All consents signed pursuant to this Section 12 of Article II shall be either delivered to the corporation or received by the corporation by electronically transmitted facsimile or other form of wire or wireless communication providing the corporation with a complete copy thereof, including a copy of the signatures for inclusion in the minutes or for filing with the corporate records. Any shareholder who has signed a writing describing and consenting to action taken pursuant to this section may revoke such consent by a writing signed and dated by the shareholder describing the action and stating that the shareholder’s prior consent thereto is revoked, if such writing is received by the corporation before the corporation has actually received the last consent signed by all shareholders, regardless of the effective date reflected in the consents or at any time before a specified effective date if the date specified in the consent is subsequent to the date the signed consents are received. Unless otherwise provided by the articles of incorporation, one or more shareholders may participate in a meeting of the shareholders by, or the meeting may be conducted through the use of, any means of communication equipment by which all persons participating in the meeting can hear each other at the same time. Such participation shall constitute presence in person at the meeting.

ARTICLE III

DIRECTORS

         Section 1. General Powers. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors.

         Section 2. Number, Election and Term of Office. The Board of Directors of the corporation shall consist of that number of directors as determined from time to time by the Board of Directors, but shall in no event exceed fourteen. At each election for directors, every shareholder entitled to vote at such election has the right to vote, in person or by proxy, all of the shareholder’s votes for as many persons as there are directors to be elected and for whose election the shareholder has a right to vote unless the articles of incorporation provides otherwise. In an election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, are elected to the Board of Directors. The directors shall be elected in this manner at the annual meeting of the shareholders, except as provided in Section 4 of this Article III. Each director elected shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided. The provisions contained in this Article III shall be subject to the terms and conditions of any shareholders agreement then in effect by and among the corporation and any of its shareholders (the “Shareholders Agreements”) and the articles of incorporation. Directors must be natural persons at least 18 years old but need not be residents of Colorado or shareholders of the corporation.

         Section 3. Removal and Resignation. At a meeting called expressly for that purpose, the entire Board of Directors or any lesser number may be removed, with or without cause, only if the number of votes cast in favor of removal exceeds the number of votes cast against removal by those shares then entitled to vote at an election of directors; except that if the holders of shares of any class or series of stock are entitled to elect one or more directors by the provisions of the articles of incorporation or the Shareholders Agreements, the provisions of this Section 3 of this Article III shall apply, with respect to the removal of a director or directors so elected by such class or series, to the vote of the holders of the outstanding shares of that class or series and not to the vote of the outstanding shares as a whole. Any reduction in the authorized number of directors shall not have the effect of shortening the term of any incumbent director unless such director is also removed from office in accordance with this Section 3 of this Article III. Any director may resign at any time upon written notice to the corporation.

         Section 4. Vacancies. Subject to the provisions of the Shareholders Agreements, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by the remaining Board of Directors, even if less than a quorum, and in accordance with the Shareholders Agreements. If the directors remaining in office constitute fewer than a quorum of the Board of Directors, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office. Each director so chosen shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as herein provided.

         Section 5. Annual Meetings. An annual meeting of the Board of Directors may be held without other notice than this by-law immediately after, and at the same place as, the annual meeting of shareholders.

         Section 6. Other Meetings and Notice. Regular meetings, other than the annual meeting, of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by resolution of the board. Special meetings of the Board of Directors may be called by or at the request of the Ranking Officer on at least twenty-four (24) hours notice to each director, either personally, by telephone, by mail, or by facsimile; in like manner and on like notice the Ranking Officer must call a special meeting on the written request of at least two of the directors. The method of notice need not be the same to each director. If mailed, notice shall be deemed to be given at the earliest of (a) the date received, but, if the director is no longer at the address of record, then the date delivery was attempted; (b) five days after mailing; or (c) the date shown on the return receipt, if mailed by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee. Neither the business to be transacted at nor the purpose of any meeting of the board of directors need be specified in the notice of such meeting unless otherwise required by statute.

         Section 7. Quorum, Required Vote and Adjournment. Directors then in office (and specifically excluding any vacancies) holding a majority of the votes of all directors (or such greater number required by applicable law) shall constitute a quorum for the transaction of business. The vote of directors holding a majority of votes present at a meeting at which a quorum is present shall be the act of the Board of Directors; provided that any director who is also an officer of the corporation or any of its subsidiaries shall not be entitled to participate in a vote of the Board of Directors on any matter concerning such director’s employment, including, but not limited to, the termination of such director’s employment as an officer of the corporation or any of its subsidiaries. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. No director may vote or act by proxy or power of attorney at any meeting of directors.

         Section 8. Conduct of Meetings. The Chairman, if any, and in his absence or discretion, any person chosen by the directors present shall call meetings of the Board of Directors to order and shall act as chairman of the meeting. The Secretary of the corporation shall act as secretary of all meetings of the Board of Directors, but, in the absence or upon the request of the Secretary, the presiding officer may appoint any other person to act as secretary of the meeting.

         Section 9. Committees. The Board of Directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation, which to the extent provided in such resolution or these by-laws shall have and may exercise the powers of the Board of Directors in the management and affairs of the corporation, except that no such committee shall have the power or authority to (a) authorize distributions, (b) approve or propose to the shareholders actions or proposals required by law to be approved by the shareholders, (c) fill vacancies on the Board of Directors or any committee thereof, including any committee authorized by this Section 9 of this Article III, (d) adopt, amend or repeal the bylaws, (e) approve a plan of merger not requiring shareholder approval, (f) amend articles of incorporation to the extent permitted by law to be amended by the full Board of Directors, (g) authorize or approve reacquisition of shares of the corporation, except according to a formula or method prescribed by the Board of Directors, or (h) authorize or approve the issuance or sale of shares, or any contract for the sale of shares, or determine the designation and relative rights, preferences and limitations of a class or series of shares; except that the Board of Directors may authorize a committee or an officer to do so within limits specifically prescribed by the Board of Directors. The delegation of authority to any committee shall not operate to relieve the Board of Directors or any member of the board from any responsibility imposed by law. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

         Section 10. Communications Equipment. Members of the Board of Directors or any committee thereof may participate in and act at any meeting of such board or committee through the use of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in the meeting pursuant to this section shall constitute presence in person at the meeting.

         Section 11. Waiver of Notice and Presumption of Consent. Attendance at, or participation in, a meeting by a member of the Board of Directors waives any required notice to him or her of the meeting unless: (a) at the beginning of the meeting, or promptly upon his or her later arrival, the member objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice and does not thereafter vote for or assent to action taken at the meeting; or (b) if special notice was required of a particular purpose, the member objects to transacting business with respect to the purpose for which such special notice was required and does not thereafter vote for or assent to action taken at the meeting with respect to such purpose. A member who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless the member: (a) objects at the beginning of the meeting, or promptly upon his or her arrival, to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to any action taken at the meeting; (b) contemporaneously requests that his or her dissent or abstention as to any specific action taken be entered in the minutes of such meeting; or (c) causes written notice of his or her dissent or abstention as to any specific action to be received by the presiding officer of such meeting before its adjournment or by the corporation immediately after adjournment of such meeting. Such right to dissent shall not apply to any member who voted in favor of such action.

         Section 12. Action by Written Consent. Unless otherwise restricted by the articles of incorporation, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing.

ARTICLE IV

OFFICERS

         Section 1. Number. The officers of the corporation shall be elected by the Board of Directors and may consist of a chief executive officer, a president, any number of vice presidents, a secretary, any number of assistant secretaries, a treasurer, any number of assistant treasurers and such other officers and assistant officers as may be deemed necessary or desirable by the Board of Directors. Any number of offices may be held by the same person. In its discretion, the Board of Directors may choose not to fill any office for any period as it may deem advisable, except that the offices of chief executive officer, president and secretary shall be filled as expeditiously as possible.

         Section 2. Election and Term of Office. The officers of the corporation shall be elected annually by the Board of Directors at its first meeting held after each annual meeting of shareholders or as soon thereafter as conveniently may be. Vacancies may be filled or new offices created and filled at any meeting of the Board of Directors. Each officer shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided. Each officer shall be a natural person who is at least 18 years old.

         Section 3. Removal. Any officer or agent elected by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

         Section 4. Vacancies. Any vacancy occurring in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term by the Board of Directors then in office.

         Section 5. Compensation. Compensation of all officers shall be fixed by the Board of Directors, and no officer shall be prevented from receiving such compensation by virtue of his or her also being a director of the corporation.

         Section 6. Chairman of the Board. The Chairman of the Board, if one be chosen by the Board of Directors, shall preside at all meetings of the Board of Directors and of the shareholders and shall perform all duties incident to the office of the Chairman of the Board of the corporation and such other duties as may be prescribed by the Board of Directors from time to time. In the event that any member of the Board disagrees with the manner in which the Chairman of the Board is discharging the duties incident to the office of the Chairman of the Board, such member shall have the right to call a vote of the Board of Directors, the vote of a majority of whom shall prevail.

         Section 7. Chief Executive Officer. The Board of Directors may from time to time designate the Chairman of the Board, if any, or the President of the corporation as the Chief Executive Officer of the corporation. The President shall be the Chief Executive Officer whenever the office of Chairman of the Board of the corporation is vacant. The Board of Directors may also designate the Chairman of the Board, if any, and any officer of the corporation as Co-Chief Executive Officers, each individually authorized to perform all duties of the Chief Executive Officer set forth herein. Subject to the control of the Board of Directors, the Chief Executive Officer shall in general supervise and control all of the business and affairs of the corporation. He or she shall have authority, subject to such rules as may be prescribed by the Board of Directors, to appoint and remove such agents and employees of the corporation as he or she shall deem necessary to prescribe their powers, duties and compensation, and to delegate authority to them. He or she shall have authority to sign, execute and acknowledge, on behalf of the corporation, all deeds, mortgages, securities, contracts, leases, reports, and all other documents or other instruments necessary or proper to be executed in the course of the corporation’s regular business, or which shall be authorized by resolution of the Board of Directors; and, except as otherwise provided by law or the Board of Directors, he or she may authorize any elected President, Vice President or other officer or agent of the corporation to sign, execute and acknowledge such documents or instruments in his or her place and stead. In general, he or she shall perform all duties incident to the office of Chief Executive Officer of the corporation and such other duties as may be prescribed by the Board of Directors from time to time.

         Section 8. President. Unless the Board of Directors otherwise provides, in the absence of the Chairman of the Board, in the event of his inability or refusal to act, or in the event of a vacancy in the office of the Chairman of the Board, the President shall perform the duties of the Chairman of the Board, and when so acting shall have all the powers of and be subject to all the restrictions upon the Chairman of the Board. Unless the Board of Directors otherwise provides, in the absence of the Chief Executive Officer or in the event of his or her inability or refusal to act, or in the event of a vacancy in the office of the Chief Executive Officer, the President shall perform the duties of the Chief Executive Officer, and when so acting shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer. The President shall have authority, subject to such rules as may be prescribed by the Board of Directors, to appoint such agents and employees of the corporation as he or she shall deem necessary, to prescribe their powers, duties and compensation, and to delegate authority to them. He or she shall have authority to sign, execute and acknowledge, on behalf of the corporation, all deeds, mortgages, bonds, stock certificates, contracts, leases, reports and all other documents or instruments necessary or proper to be executed in the course of the corporation’s regular business, or which shall be authorized by resolution of the Board of Directors; and, except as otherwise provided by law or the Board of Directors, he or she may authorize any Vice President or other officer or agent of the corporation to sign, execute and acknowledge such documents or instruments in his or her place and stead. In general he or she shall perform all duties incident to the office of the President and such other duties as may be prescribed by the Board of Directors from time to time.

         Section 9. Vice-Presidents. The Vice-President, or if there shall be more than one, the Vice-Presidents in the order determined by the Board of Directors, shall, in the absence or disability of the President, act with all of the powers and be subject to all the restrictions of the President. The Vice-Presidents shall also perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer or these By-laws may, from time to time, prescribe.

         Section 10. The Secretary and Assistant Secretaries. The Secretary shall attend all meetings of the Board of Directors, all meetings of the committees thereof and all meetings of the shareholders and record all the proceedings of the meetings in a book or books to be kept for that purpose. Under the Chief Executive Officer’s supervision, the Secretary shall give, or cause to be given, all notices required to be given by these By-laws or by law; shall have such powers and perform such duties as the Board of Directors, the Chief Executive Officer or these By-laws may, from time to time, prescribe; and shall have custody of the corporate seal of the corporation. The Secretary, or an Assistant Secretary, shall have authority to affix any corporate seal to any instrument requiring it and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his or her signature. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer or the Secretary may, from time to time, prescribe.

         Section 11. The Treasurer and Assistant Treasurer. The Treasurer shall have the custody of the corporate funds and securities; shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation; shall deposit all monies and other valuable effects in the name and to the credit of the corporation as may be ordered by the Board of Directors; shall cause the funds of the corporation to be disbursed when such disbursements have been duly authorized, taking proper vouchers for such disbursements; and shall render to the Chief Executive Officer and the Board of Directors, at its regular meeting or when the Board of Directors so requires, an account of the corporation; shall have such powers and perform such duties as the Board of Directors, the Chief Executive Officer or these By-laws may, from time to time, prescribe. If required by the Board of Directors, the Treasurer shall give the corporation a bond (which shall be rendered every six (6) years) in such sums and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of Treasurer and for the restoration to the corporation, in case of death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in the possession or under the control of the Treasurer belonging to the corporation. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors, shall in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. The Assistant Treasurers shall perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer or Treasurer may, from time to time, prescribe.

         Section 12. Other Officers, Assistant Officers and Agents. Officers, assistant officers and agents, if any, other than those whose duties are provided for in these By-laws, shall have such authority and perform such duties as may from time to time be prescribed by resolution of the Board of Directors.

         Section 13. Absence or Disability of Officers. In the case of the absence or disability of any officer of the corporation and of any person hereby authorized to act in such officer’s place during such officer’s absence or disability, the Board of Directors may by resolution delegate the powers and duties of such officer to any other officer or to any director, or to any other person whom it may select.

ARTICLE V

INDEMNIFICATION OF OFFICERS, DIRECTORS AND OTHERS

         Section 1. Definitions. For purposes of this Article, the following terms shall have the meanings set forth below:

                  (a) "Corporation" includes any domestic or foreign entity that is a predecessor of the corporation by reason of a merger or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

                  (b) "Director" means an individual who is or was a director of the Corporation or an individual who, while a director of the Corporation, is or was serving at the Corporation’s request as a director, officer, partner, trustee, employee, fiduciary, agent, associate, manager, member, promoter or to hold any similar position with, another domestic or foreign corporation or other person or of an employee benefit plan. A director is considered to be serving an employee benefit plan at the Corporation’s request if his or her duties to the Corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a director.

                  (c) "Expenses" includes counsel fees.

                  (d) "Liability" means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable Expenses.

                  (e) "Official Capacity" means, when used with respect to a Director, the office of Director in the Corporation and, when used with respect to a person other than a Director as contemplated in section 7-109-107 of the Colorado Business Corporation Act (an officer, employee, fiduciary and agent), the office in the Corporation held by the officer or the employment, fiduciary or agency relationship undertaken by the employee, fiduciary or agent on behalf of the Corporation. “Official Capacity” does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

                  (f) "Party" includes a person who was, is or is threatened to be made a named defendant or respondent in a proceeding.

                  (g) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal.

         Section 2. Right to Indemnification. Subject to Section 4 of this Article V, the Corporation shall indemnify any person made a Party because the person is or was a Director to a Proceeding against Liability incurred in, relating to, or as a result of, the Proceeding to the fullest extent permitted by law, including without limitation in circumstances in which, in the absence of this Section 2 of this Article V, indemnification would be discretionary under the Colorado Business Corporation Act if: (a) the person conducted himself or herself in good faith; (b) the person reasonably believed: (I) in the case of conduct in an Official Capacity with the Corporation, that his or her conduct was in the Corporation’s best interests; and (II) in all other cases, that his or her conduct was at least not opposed to the Corporation’s best interests; and (c) in the case of any criminal Proceeding, the person had no reasonable cause to believe his or her conduct was unlawful. A Director’s conduct with respect to an employee benefit plan for a purpose the Director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirement of (b)(II) above. A Director’s conduct with respect to an employee benefit plan for a purpose that the Director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of (a) above. The termination of a Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the Director did not meet the standard of conduct described in this section. However, the Corporation may not indemnify a Director under this section: (a) in connection with a Proceeding by or in the right of the Corporation in which the Director was adjudged liable to the Corporation; or (b) in connection with any other Proceeding charging that the Director derived an improper personal benefit, whether or not involving action in an Official Capacity, in which Proceeding the Director was adjudged liable on the basis that he or she derived an improper personal benefit. Indemnification permitted under this section in connection with a Proceeding by or in the right of the Corporation is limited to reasonable Expenses incurred in connection with the Proceeding. The right to indemnification conferred in this Article V shall be a contract right.

         In addition to the foregoing, the Corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in the defense of any Proceeding to which the person was a Party because the person is or was a Director, against reasonable Expenses incurred by him or her in connection with the Proceeding.

         Section 3. Advancement of Expenses. The Corporation may pay for or reimburse the reasonable Expenses incurred by a Director who is a Party to a Proceeding in advance of final disposition of the Proceeding if: (a) the Director furnishes to the Corporation a written affirmation of the Director’s good faith belief that he or she has met the standard of conduct described in Section 2 of this Article V; (b) the Director furnishes to the Corporation a written undertaking, executed personally or on the Director’s behalf, to repay the advance if it is ultimately determined that he or she did not meet the standard of conduct; and (c) a determination is made that the facts then known to those making the determination would not preclude indemnification under this article. The undertaking required by (b) of this section shall be an unlimited general obligation of the Director but need not be secured and may be accepted without reference to financial ability to make repayment.

         Section 4. Burden of Proof. The Corporation may not indemnify a Director under Section 2 of this Article V unless authorized in the specific case after a determination has been made that indemnification of the Director is permissible in the circumstances because the Director has met the standard of conduct set forth in Section 2 of this Article V. The Corporation shall not advance Expenses to a Director under Section 3 of this Article V unless authorized in the specific case after the written affirmation and undertaking are received and the determination required by Section 3 of this Article V has been made. The determinations required by this section shall be made: (a) by the Board of Directors by a majority vote of those present at a meeting at which a quorum is present, and only those Directors not parties to the Proceeding shall be counted in satisfying the quorum; or (b) if a quorum cannot be obtained, by a majority vote of a committee of the Board of Directors designated by the Board of Directors, which committee shall consist of two or more Directors not parties to the Proceeding; except that Directors who are parties to the Proceeding may participate in the designation of Directors for the committee. If a quorum cannot be obtained as contemplated in (a) above, and a committee cannot be established under (b) above, or, even if a quorum is obtained or a committee is designated, if a majority of the Directors constituting such quorum or such committee so directs, the determination required to be made by this section shall be made: by independent legal counsel selected by a vote of the Board of Directors or the committee or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full Board of Directors; or by the shareholders. Authorization or indemnification and advance of Expenses shall be made in the same manner as the determination that indemnification or advance of Expenses is permissible; except that, if the determination that indemnification or advance of Expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of Expenses shall be made by the body that selected such counsel.

         Section 5. Notification and Defense of Claims. Promptly after receipt by a Party of notice of the commencement of any Proceeding, the Party shall, if a claim in respect thereof is to be made against the Corporation under this Article, notify the Corporation in writing of the commencement thereof; provided, however, that delay in so notifying the Corporation shall not constitute a waiver or release by the Party of any rights under this Article. With respect to any such Proceeding: (a) the Corporation shall be entitled to participate therein at its own expense; (b) any counsel representing the Party to be indemnified in connection with the defense or settlement thereof shall be counsel mutually agreeable to the Party and to the Corporation; and (c) the Corporation shall have the right, at its option, to assume and control the defense or settlement thereof, with counsel satisfactory to the Party. If the Corporation assumes the defense of the Proceeding, the Party shall have the right to employ its own counsel, but the fees and Expenses of such counsel incurred after notice from the Corporation of its assumption of the defense of such Proceeding shall be at the expense of the Party unless (i) the employment of such counsel has been specifically authorized by the Corporation, (ii) the Party shall have reasonably concluded that there may be a conflict of interest between the Corporation and the Party in the conduct of the defense of such Proceeding, or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such Proceeding. Notwithstanding the foregoing, if an insurance carrier has supplied directors’ and officers’ liability insurance covering a Proceeding and is entitled to retain counsel for the defense of such Proceeding, then the insurance carrier shall retain counsel to conduct the defense of such Proceeding unless the Party and the Corporation concur in writing that the insurance carrier’s doing so is undesirable. The Corporation shall not be liable under this Article for any amounts paid in settlement of any Proceeding effected without its written consent. The Corporation shall not settle any Proceeding in any manner that would impose any penalty or limitation on a Party without the Party’s written consent. Consent to a proposed settlement of any Proceeding shall not be unreasonably withheld by either the Corporation or the Party.

         Section 6. Notice to Shareholders of Indemnification of Director. If the Corporation indemnifies or advances Expenses to a Director under this Article in connection with a Proceeding by or in the right of the Corporation, the Corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders’ meeting. If the next shareholder action is taken without a meeting at the instigation of the Board of Directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

         Section 7. Enforcement. The right to indemnification and advancement of Expenses granted by this Article shall be enforceable in any court of competent jurisdiction if the Corporation denies the claim, in whole or in part, or if no disposition of such claim is made within 90 days after the written request for indemnification or advancement of Expenses is received. If successful in whole or in part in such suit, the Party’s Expenses incurred in bringing and prosecuting such claim shall also be paid by the Corporation. Whether or not the Party has met any applicable standard of conduct, been adjudged liable to the Corporation or derived improper personal benefit, the court in such suit may order indemnification or the advancement of Expenses as the court deems proper (subject to any express limitation of the Colorado Business Corporation Act). Further, the Corporation shall indemnify a Party from and against any and all Expenses and, if requested by the Party, shall (within 10 business days of such request) advance such Expenses to the Party which are incurred by the Party in connection with any claim asserted against or suit brought by the Party for recovery under any directors’ and officers’ liability insurance policies maintained by the Corporation, regardless of whether the Party is unsuccessful in whole or in part in such claim or suit.

         Section 8. Proceedings by a Party. The Corporation shall indemnify, advance or reimburse Expenses incurred by a Director in connection with an appearance as a witness in a Proceeding at a time when he or she has not been made a named defendant or respondent in the Proceeding.

         Section 9. Subrogation. In the event of any payment under this Article, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnified Party, who shall execute all papers and do everything that may be necessary to assure such rights of subrogation to the Corporation.

         Section 10. Other Payments. The Corporation shall not be liable under this Article to make any payment in connection with any Proceeding against or involving a Party to the extent the Party has otherwise actually received payment (under any insurance policy, agreement or otherwise) of the amounts otherwise indemnifiable hereunder. A Party shall repay to the Corporation the amount of any payment the Corporation makes to the Party under this Article in connection with any Proceeding against or involving the Party, to the extent the Party has otherwise actually received payment (under any insurance policy, agreement or otherwise) of such amount.

         Section 11. Insurance. The Corporation may purchase and maintain insurance on behalf of a person who is or was a Director, officer, employee, fiduciary or agent of the Corporation, or who, while a Director, officer, employee, fiduciary or agent of the Corporation, is or was serving at the request of the Corporation as a Director, officer, partner, trustee, employee, fiduciary or agent of another domestic or foreign corporation or other person or of an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from his or her status as a Director, officer, employee, fiduciary or agent, whether or not the Corporation would have power to indemnify the person against the same liability under Sections 2 or 12 of this Article V. Any such insurance may be procured from any insurance company designated by the Board of Directors, whether such insurance company is formed under the laws of Colorado or any other jurisdiction of the United States or elsewhere, including any insurance company in which the Corporation has an equity or any other interest through stock ownership or otherwise.

         Section 12. Indemnification of Officers, Employees, Fiduciaries and Agents. An officer is entitled to mandatory indemnification and to apply for court-ordered indemnification under the Colorado Business Corporation Act, in each case to the same extent as a Director. The Corporation shall indemnify and advance expenses to an officer, employee, fiduciary or agent of the Corporation to the same extent as to a Director. In addition, the Corporation may also indemnify and advance expenses to an officer, employee, fiduciary or agent who is not a Director to a greater extent than provided to a Director, if not inconsistent with public policy, and if provided for by general or specific action of its Board of Directors or shareholders, or contract.

         Section 13. Other Rights and Remedies. The rights to indemnification and advancement of Expenses provided in this Article shall be in addition to any other rights to which a Party may have or hereafter acquire under any law, provision of the articles of incorporation, any other or further provision of these bylaws, vote of the shareholders or Directors, agreement or otherwise. The Corporation shall have the right, but shall not be obligated, to indemnify or advance Expenses to any agent of the Corporation not otherwise covered by this Article in accordance with and to the fullest extent permitted by the Colorado Business Corporation Act.

         Section 14. Applicability; Effect. The rights to indemnification and advancement of Expenses provided in this Article shall be applicable to acts or omissions that occurred prior to the adoption of this Article, shall continue as to any Party during the period such Party serves in any one or more of the capacities covered by this Article, shall continue thereafter so long as the Party may be subject to any possible Proceeding by reason of the fact that he or she served in any one or more of the capacities covered by this Article, and shall inure to the benefit of the estate and personal representatives of each such person. Any repeal or modification of this Article or of any section or provision hereof shall not affect any rights or obligations then existing. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Corporation and each Party covered hereby.

         Section 15. Severability. If any provision of this Article shall be held to be invalid, illegal or unenforceable for any reason whatsoever (a) the validity, legality and enforceability of the remaining provisions of this Article (including without limitation, all portions of any sections of this Article containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Article (including, without limitation, all portions of any section of this Article containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent of this Article that each Party covered hereby is entitled to the fullest protection permitted by law.

ARTICLE VI

CERTIFICATES OF STOCK; RECORD DATE

         Section 1. Form. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by the Chief Executive Officer or a Vice-President and the Secretary or an Assistant Secretary of the corporation, certifying the number of shares owned by such holder in the corporation. Such certificates shall be signed either manually or in facsimile in the name of the corporation by one or more officers designated in these bylaws or by the Board of Directors. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation whether because of death, resignation or otherwise before such certificate or certificates have been delivered by the corporation, such certificate or certificates may nevertheless be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the corporation. All certificates for shares shall be consecutively numbered or otherwise identified. The name of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the books of the corporation. Shares of stock of the corporation shall only be transferred on the books of the corporation by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the corporation of the certificate or certificates for such shares endorsed by the appropriate person or persons, with such evidence of the authenticity of such endorsement, transfer, authorization, and other matters as the corporation may reasonably require, and accompanied by all necessary stock transfer stamps. In that event, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate or certificates, and record the transaction on its books. The Board of Directors may appoint a bank or trust company organized under the laws of the United States or any state thereof to act as its transfer agent or registrar, or both in connection with the transfer of any class or series of securities of the corporation.

         Section 2. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates previously issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his, her or its legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against the corporation on account of the loss, theft or destruction of any such certificate or the issuance of such new certificate.

         Section 3. Fixing a Record Date for Shareholder Meetings. In order that the corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than seventy (70) nor less than ten (10) days before the date of such meeting (30 days if the authorized stock is to be increased). If no record date is fixed by the Board of Directors, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be the close of business on the next day preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting, which it shall do if the meeting is adjourned to a date more than one hundred twenty days after the date fixed for the original meeting.

         Section 4. Fixing Record Date for Action by Written Consent. The record date for determining shareholders entitled to take action without a meeting or entitled to be given notice shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Colorado, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of shareholders are recorded. Delivery made to the corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

         Section 5. Fixing a Record Date for Other Purposes. In order that the corporation may determine the shareholders entitled to receive payment of any dividend or other distribution or allotment or any rights or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purposes of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

         Section 6. Registered Shareholders. Prior to the surrender to the corporation of the certificate or certificates for a share or shares of stock with a request to record the transfer of such share or shares, the corporation may treat the registered owner as the person entitled to receive dividends, to vote, to receive notifications, and otherwise to exercise all the rights and powers of an owner. The corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof.

         Section 7. Subscriptions for Stock. Unless otherwise provided for in the subscription agreement, subscriptions for shares shall be paid in full at such time, or in such installments and at such times, as shall be determined by the Board of Directors. In case of default in the payment of any installment or call when such payment is due, the corporation may proceed to collect the amount due in the same manner as any debt due the corporation. The promissory note of a subscriber or an affiliate of the subscriber for shares shall not constitute consideration for the shares unless the note is negotiable and is secured by collateral, other than the shares, having a fair market value at least equal to the principal amount of the note. For the purposes of this Section, “promissory note” means a negotiable instrument on which there is an obligation to pay independent of collateral and does not include a nonrecourse note.

ARTICLE VII

GENERAL PROVISIONS

         Section 1. Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the articles of incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the articles of incorporation. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or any other purpose and the directors may modify or abolish any such reserve in the manner in which it was created.

         Section 2. Checks, Drafts or Orders. All checks, drafts, or other orders for the payment of money by or to the corporation and all notes and other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents of the corporation, and in such manner, as shall be determined by resolution of the Board of Directors or a duly authorized committee thereof.

         Section 3. Contracts. The Board of Directors may authorize any officer or officers, or any agent or agents, of the corporation to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

         Section 4. Loans; Conflicting Interest Transaction; Notice. The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in this section contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

         A conflicting interest transaction is any loan or other assistance by the corporation to a director or to an entity in which a director of the corporation is a director or officer or has a financial interest; a guaranty by the corporation of an obligation of a director or of an obligation of an entity in which a director of the corporation is a director or officer or has a financial interest; or a contract or transaction between the corporation and a director or between the corporation and an entity in which a director of the corporation is a director or officer or has a financial interest. Conflicting interest transaction shall not include any transaction between a corporation and another entity that owns, directly or indirectly, all of the outstanding shares of the corporation or all of the outstanding shares or other equity interests of which are owned, directly or indirectly, by the corporation.

         No conflicting interest transaction shall be void or voidable or be enjoined, set aside or give rise to an award of damages or other sanctions in a proceeding by a shareholder or by or in the right of the corporation, solely because the conflicting interest transaction involves a director of the corporation or an entity in which a director of the corporation is a director or officer or has a financial interest or solely because the director is present at or participates in the meeting of the corporation’s Board of Directors or of the committee of the Board of Directors which authorizes, approves or ratifies the conflicting interest transaction or solely because the director’s vote is counted for such purpose, if: (a) the material facts as to the director’s relationship or interest and as to the conflicting interest transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes, approves or ratifies the conflicting interest transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; or (b) the material facts as to the director’s relationship or interest and as to the conflicting interest transaction are disclosed or are known to the shareholders entitled to vote thereon, and the conflicting interest transaction is specifically authorized, approved or ratified in good faith by a vote of the shareholders; or (c) the conflicting interest transaction is fair as to the corporations.

         The Board of Directors or a committee thereof shall not authorize a loan, by the corporation to a director of the corporation or to an entity in which a director of the corporation is a director or officer or has a financial interest, or a guaranty, by the corporation of an obligation of a director of the corporation or of an obligation of an entity in which a director of the corporation is a director or officer or has a financial interest, pursuant to (a) above until at least 10 days after written notice of the proposed authorization of the loan or guaranty has been given to the shareholders who would be entitled to vote thereon if the issue of the loan or guaranty were submitted to a vote of the shareholders.

         Section 5. Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

         Section 6. Corporate Seal. The Board of Directors shall provide a corporate seal which shall be in the form of a circle and shall have inscribed thereon the name of the corporation and the words “Corporate Seal, Colorado”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

         Section 7. Voting Securities Owned By Corporation. Voting securities in any other corporation held by the corporation shall be voted by the Ranking Officer, unless the Board of Directors specifically confers authority to vote with respect thereto, which authority may be general or confined to specific instances, upon some other person or officer. Any person authorized to vote securities shall have the power to appoint proxies, with general power of substitution.

         Section 8. Section Headings. Section headings in these By-laws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

         Section 9. Inconsistent Provisions. In the event that any provision of these By-laws is or becomes inconsistent with any provision of the articles of incorporation, the Colorado Business Corporation Act, the Shareholders Agreements or any other applicable law, the provision of these By-laws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect. Each Reference to the Shareholders Agreements shall be given effect only at such times as a Shareholders Agreements is then in effect.

ARTICLE VIII

AMENDMENTS

         These By-laws may be amended, altered, or repealed and new By-laws adopted at any meeting of the Board of Directors by a majority vote. The fact that the power to adopt, amend, alter, or repeal the By-laws has been conferred upon the Board of Directors shall not divest the shareholders of the same power.